Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No. ☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

DREYFUS PREMIER STOCK FUNDS

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,

Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Michael A. Rosenberg, Esq.

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Copy to:

David Stephens, Esq.

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

   Approximate Date of Proposed Public Offering: As soon as practicable after this Registration
   Statement is declared effective.

It is proposed that this filing will become effective on August 1, 2008 pursuant to Rule 488.

An indefinite number of Registrant’s shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS PREMIER STOCK FUNDS

Form N-14

Cross Reference Sheet

Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.		PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Exhibit A – Agreement and Plan of Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Notice of Special Joint Meeting of Shareholders; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

Part B		STATEMENT OF ADDITIONAL INFORMATION CAPTION
Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of the Registrant, dated February 1, 2008(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of Advantage Funds, Inc., dated June 1, 2008(2)

Item 14.	Financial Statements

Annual Report of Dreyfus Premier Small Cap Equity Fund, a series of the Registrant, dated September 30, 2007(3); Annual Report of Dreyfus Premier Future Leaders Fund, a series of Advantage Funds, Inc., dated August 31, 2007(4); Semi-Annual Report of Dreyfus Premier Small Cap Equity Fund, a series of the Registrant, dated March 31, 2008(5); Semi-Annual Report of Dreyfus Premier Future Leaders Fund, a series of Advantage Funds, Inc., dated February 29, 2008(6)

Part C
Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

_______________________
(1)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A, filed January 28, 2008 (File No. 333-100610).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A, filed May 27, 2008 (File No. 33-51061).

(3)	Incorporated herein by reference to the Annual Report of Dreyfus Premier Small Cap Equity Fund, a series of the Registrant, filed November 30, 2007 (File No. 811-21236).

(4)	Incorporated herein by reference to the Annual Report of Dreyfus Premier Future Leaders Fund, a series of Advantage Funds, Inc., filed October 29, 2007 (File No. 811-7123).

(5)	Incorporated herein by reference to the Semi-Annual Report of Dreyfus Premier Small Cap Equity Fund, a series of the Registrant, filed May 29, 2008 (File No. 811-21236).

(6)	Incorporated herein by reference to the Semi-Annual Report of Dreyfus Premier Future Leaders Fund, a series of Advantage Funds, Inc., filed April 29, 2008 (File No. 811-7123).

DREYFUS PREMIER FUTURE LEADERS FUND

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus Premier Future Leaders Fund (the “Fund”), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier Small Cap Equity Fund (the “Acquiring Fund”), in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities. The Dreyfus Corporation (“Dreyfus”) is the investment adviser to the Fund and The Boston Company Asset Management, LLC, an affiliate of Dreyfus, is the investment adviser to the Acquiring Fund. The Fund is a series of Advantage Funds, Inc. (the “Company”).

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Company’s Board that the Fund be consolidated with the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Management believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has a substantially similar investment objective and substantially similar investment management policies as the Fund. The Acquiring Fund, like the Fund, normally invests in equity securities of small capitalization companies. The Acquiring Fund has a better performance record than the Fund and, after the reorganization, will have a net expense ratio that is the same as or lower than that of the Fund. Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

After careful review, the Company’s Board of Directors has unanimously approved the proposed reorganization. The Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has a better performance record than the Fund and, after the reorganization, will have a net expense ratio that is the same as or lower than that of the Fund. The Company’s Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely,

J. David Officer
President
Advantage Funds, Inc.

August __, 2008

TRANSFER OF THE ASSETS OF

DREYFUS PREMIER FUTURE LEADERS FUND

TO AND IN EXCHANGE FOR SHARES OF

DREYFUS PREMIER SMALL CAP EQUITY FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS PREMIER FUTURE LEADERS FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Small Cap Equity Fund (the “Acquiring Fund”), an open-end investment company managed by The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of The Dreyfus Corporation (“Dreyfus”), on or about December 15, 2008 (the “Closing Date”), and will no longer be a shareholder of Dreyfus Premier Future Leaders Fund (the “Fund”). You will receive Class A, Class B, Class C, Class I or Class T shares of the Acquiring Fund corresponding to your Class A, Class B, Class C, Class I or Class T shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of Advantage Funds, Inc. (the “Company”).

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company’s Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that is managed by an affiliate of Dreyfus. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management. In addition, the Acquiring Fund has a better performance record than the Fund and, after the reorganization, will have a net expense ratio that is the same as or lower than that of the Fund. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have substantially similar investment objectives and investment management policies. The Fund seeks capital growth and the Acquiring Fund seeks long-term growth of capital. Each fund invests primarily in securities of small capitalization companies. To pursue its goal, the Fund normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be future leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. The Fund considers small-cap companies to be those companies with market capitalizations that fall within the range of the Russell 2000® Index at the time of purchase (between $10 million and $7.4 billion, as of April 30, 2008). To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies. The Acquiring Fund’s investment selection process focuses on companies with total market capitalizations, at the time of purchase, that are within the range of market capitalizations of companies included in the Russell 2500® Index (between $10 million and $22.5 billion, as of April 30, 2008). Although the Acquiring Fund normally invests in U.S.-based companies, it may invest up to 15% of its assets in foreign companies, including those located in emerging market countries. The Fund may invest up to 25% of its assets in the securities of foreign issuers. Each fund’s equity investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter. Dreyfus is the investment adviser to the Fund and provides day-to-day management of the Fund’s investments. TBCAM, an affiliate of Dreyfus, is the investment adviser to the Acquiring Fund and provides day-to-day management of the Acquiring Fund’s investments. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder’s tax basis in Fund shares will carry over to the shareholder’s Acquiring Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforward) prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

No. Under its agreement with TBCAM, the Acquiring Fund has agreed to pay TBCAM an investment advisory fee at the annual rate of 0.80% of the value of the Acquiring Fund’s average daily net assets. In addition, the Acquiring Fund has agreed to pay Dreyfus a separate administration fee at the annual rate of 0.10% of the value of the Acquiring Fund’s average daily net assets. Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.90% of the value of the Fund’s average daily net assets. The management fee payable by the Fund includes both investment advisory and administrative services. After the reorganization, each class of shares of the Acquiring Fund will have a net expense ratio that is the same as or lower than that of the corresponding class of shares of the Fund, as of the Fund’s most recent fiscal year end. In addition, Dreyfus and TBCAM have contractually agreed to waive receipt of their fees and/or assume the expenses of Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund for at least one year after the reorganization, so that the net operating expenses of such classes of shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the net operating expenses of Class A, Class B, Class C, Class I and Class T shares, respectively, of the Fund, as of its most recent fiscal year end.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE (“CDSC”) AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE COMPANY’S BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the net expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Company’s Board of Directors believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders. In reaching this conclusion, the Company’s Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which is managed by TBCAM, an affiliate of Dreyfus, and has a substantially similar investment objective, substantially similar investment policies and a better performance record than the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger combined fund that has a better performance record than the Fund and, after the reorganization, will have a net expense ratio that is the same as or lower than that of the Fund. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management. Therefore, the Company’s Board of Directors recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER FUTURE LEADERS FUND

__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

___________________________

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Premier Future Leaders Fund (the “Fund”), a series of Advantage Funds, Inc. (the “Company”), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Wednesday, October 15, 2008, at 9:00 a.m., for the following purposes:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Small Cap Equity Fund (the “Acquiring Fund”), in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C, Class I and Class T shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on August 5, 2008 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors

Michael A. Rosenberg
Secretary

New York, New York

August __, 2008

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS PREMIER FUTURE LEADERS FUND

(A Series of Advantage Funds, Inc.)

To and in Exchange for Class A, B, C, I and T Shares of

DREYFUS PREMIER SMALL CAP EQUITY FUND

(A Series of Dreyfus Premier Stock Funds)

PROSPECTUS/PROXY STATEMENT

AUGUST __, 2008

_______________________________________

Special Meeting of Shareholders

To Be Held on Wednesday, October 15, 2008

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Advantage Funds, Inc. (the “Company”), on behalf of Dreyfus Premier Future Leaders Fund (the “Fund”), to be used at the Special Meeting of Shareholders (the “Meeting”) of the Fund to be held on Wednesday, October 15, 2008, at 9:00 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on August 5, 2008 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Premier Small Cap Equity Fund (the “Acquiring Fund”) in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund’s shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class B, Class C, Class I or Class T shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder’s Class A, Class B, Class C, Class I or Class T Fund shares, respectively, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information (“SAI”) dated August __, 2008, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

_____________________________________________________________________________________

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

_____________________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund’s shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

_____________________________________________________________________________________

The Fund and the Acquiring Fund are open-end management investment companies. The Fund’s investment adviser is Dreyfus and the Acquiring Fund’s investment adviser is The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of Dreyfus. The funds have substantially similar investment objectives and investment management policies. The Fund seeks capital growth and the Acquiring Fund seeks long-term growth of capital. Each fund invests primarily in equity securities of small capitalization companies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The Acquiring Fund is a series of Dreyfus Premier Stock Funds (the “Trust”). A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund’s Prospectus dated February 1, 2008, Annual Report for its fiscal year ended September 30, 2007 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended March 31, 2008 accompany this Prospectus/Proxy Statement. The Acquiring Fund’s Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference.  For a free copy of the Fund’s most recent Prospectus, its Annual Report for the fiscal year ended August 31, 2007 or Semi-Annual Report for the six-month period ended February 29, 2008, please call your financial adviser, or call 1-800-554-4611, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C, Class I and Class T shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of June 30, 2008, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding	Class I Shares Outstanding	Class T Shares Outstanding

Proxy materials will be mailed to shareholders of record on or about August 19, 2008.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization	A-1

Exhibit B: Description of the Trust’s Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
THE TRANSFER OF ALL OF THE FUND’S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund’s Prospectus, the Fund’s Prospectus and the Agreement and Plan of Reorganization (the “Plan”) attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Company’s Board, all of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets, and the Acquiring Fund will assume the Fund’s stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C, Class I and Class T Fund shareholder will receive a pro ratadistribution of the Acquiring Fund’s Class A, Class B, Class C, Class I and Class T shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge (“CDSC”) will be imposed at the time of the Reorganization. Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

The Company’s Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund’s existing shareholders will not be diluted as a result of the transactions contemplated thereby. See “Reasons for the Reorganization.”

Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund. See “Information about the Reorganization—Federal Income Tax Consequences.”

Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund’s Prospectus and the Acquiring Fund’s Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal/Approach. The Fund and the Acquiring Fund have substantially similar investment objectives and investment management policies. The Fund seeks capital growth and the Acquiring Fund seeks long-term growth of capital. The Fund’s investment objective is a fundamental policy which cannot be changed without the approval of a majority of the Fund’s outstanding voting shares. The Acquiring Fund’s investment objective may be changed by the Trust’s Board without shareholder approval.

To pursue its goal, the Fund normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be future leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. The Fund considers small companies to be those companies with market capitalizations, at the time of purchase, that fall within the range of the Russell 2000® Index, the Fund’s benchmark. As of April 30, 2008, the market capitalization range of the Russell 2000 Index was between $10 million and $7.4 billion. Because the Fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the Fund’s holdings can have market capitalizations outside of the range of the index at any given time. The Fund also may invest up to 25% of its assets in foreign securities.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies. The Acquiring Fund’s investment selection process focuses on companies with total market capitalizations, at the time of purchase, that are within the range of market capitalizations of companies included in the Russell 2500® Index. As of April 30, 2008, the market capitalizations of the companies included in the Russell 2500 Index ranged from $10 million to $22.5 billion. The Acquiring Fund normally seeks to maintain for its equity investments an average market capitalization, as measured on a monthly basis, that approximates that of the Russell 2500 Index, which, as of April 30, 2008, was $3 billion. Although the Acquiring Fund normally invests in U.S.-based companies, the Acquiring Fund may invest up to 15% of its assets in foreign companies, including those located in emerging market countries. The Acquiring Fund also may invest up to 20% of its net assets in high grade fixed-income securities with remaining maturities of three years or less.

Each fund’s equity investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (“IPOs”) or shortly thereafter.

The Fund’s portfolio managers construct the Fund’s portfolio through a “bottom-up,” structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. The Fund generally attempts to have a neutral exposure to industries and capitalizations relative to its benchmark. Finally, within each sector and style subset, the Fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The investment process is driven by computer models that identify and rank stocks based on:

•	fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises

•

relative value, based on measures that reflect whether a stock is trading inexpensively, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for the stock compared to its past, its peers and the models’ overall stock universe

•	long-term growth, based on measures that reflect the changes in estimated long-term earnings growth over multiple horizons

•	additional factors, such as technical factors, trading by company insiders or share issuance/buyback data

The Acquiring Fund’s portfolio managers employ a value-based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The portfolio managers measure value by evaluating a company’s valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry. The portfolio managers focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase.

The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as futures, options and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. The Fund and the Acquiring Fund are permitted to engage in leverage through borrowing money to purchase securities. Each fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of the fund’s portfolio securities.

Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund’s total assets.

Each fund is a “diversified” fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

For more information on either the Fund’s or the Acquiring Fund’s investment management policies, see “Goal/Approach” in the relevant Prospectus and “Description of the Company and Funds” in the relevant Statement of Additional Information.

The Acquiring Fund is a series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. The Fund is a series of the Company, which is a corporation organized under the laws of the State of Maryland. See “Certain Organizational Differences Between the Trust and the Company” below.

Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks are discussed below. The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

•

Small company risk. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund’s ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of a fund’s investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•

Growth and value stock risk. By investing in a mix of growth and value companies, the Fund assumes the risks of both. The Acquiring Fund seeks to invest in stocks of value companies. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Securities selected based on a relative value investment process may be more volatile than those selected using a traditional value approach.

•

Market sector risk. Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause such fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Foreign investment risk. To the extent the Fund or the Acquiring Fund invests in foreign securities, the respective fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

•

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•

Emerging market risk. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

•

Derivatives risk. The Fund and the Acquiring Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps. A small investment in derivatives could have a potentially large impact on a fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or such fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwisecomply with the derivative instruments’ terms.

•

Leveraging risk. To the extent the Fund or the Acquiring Fund uses leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, and engaging in forward commitment transactions, the respective fund’s gains or losses may be magnified.

•

Short sale risk. The Fund and the Acquiring Fund may make short sales, which involves selling a security the fund does not own in anticipation that the security’s price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•

IPO risk. The Fund and the Acquiring Fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the respective fund’s after-tax performance.

An investment in fixed-income securities will be subject primarily to interest rate and credit risks. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, to the extent the Acquiring Fund invests in bonds, the Acquiring Fund’s share price. The longer the effective maturity and duration of these investments, the more likely the Acquiring Fund’s share price will react to changes in interest rates. Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, and includes the possibility that any of the Acquiring Fund’s fixed-income investments will have its credit rating downgraded.

Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

An investment in a fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See “Main Risks” in the relevant Prospectus and “Description of the Company and Funds” in the relevant Statement of Additional Information for a more complete description of investment risks.

Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A or Class T shares of the Fund and the Acquiring Fund are identical. The maximum sales charge imposed on the purchase of Class A shares of the Fund and the Acquiring Fund is 5.75%. The maximum sales charge imposed on the purchase of Class T shares of the Fund and the Acquiring Fund is 4.50%. Class A and Class T shares of the Fund and the Acquiring Fund purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to the same 1.00% CDSC. The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical. See in the relevant Prospectus “Shareholder Guide” for a discussion of sales charges and the CDSC. No sales charge or CDSC will be imposed at the time of the Reorganization. Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses. The fees and expenses set forth below for the Fund are as of its fiscal year ended August 31, 2007, and for the Acquiring Fund are as of its fiscal year ended September 30, 2007. The “Pro Forma After Reorganization” operating expenses information is based on the fees and expenses of each fund as of the fiscal year end noted above, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

The Acquiring Fund has agreed to pay TBCAM an investment advisory fee at the annual rate of 0.80% of the value of the Acquiring Fund’s average daily net assets. In addition, the Acquiring Fund has agreed to pay Dreyfus a separate administration fee at the annual rate of 0.10% of the value of the Acquiring Fund’s average daily net assets. The Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.90% of the value of the Fund’s average daily net assets. The management fee payable by the Fund includes both investment advisory and administrative services. After the Reorganization, each class of shares of the Acquiring Fund will have a net expense ratio that is lower than or the same as the net expense ratio of the corresponding class of shares of the Fund, as of the Fund’s most recent fiscal year end. In addition, Dreyfus and TBCAM have contractually agreed to waive receipt of their fees and/or assume the expenses of Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund for at least one year after the Reorganization, so that the net operating expenses of such classes of shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the net operating expenses of Class A, Class B, Class C, Class I and Class T shares, respectively, of the Fund, as of its most recent fiscal year end.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Management fees	0.90%	0.80%	0.80%
Rule 12b-1 fee	none	none	none
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses	0.30%	0.45%[1]	0.34%[1]
Total	1.45%	1.50%	1.39%
Fee waiver and/or expense reimbursement	N/A	(0.11)%[2]	N/A
Net operating expenses	1.45%	1.39%	1.39%

	Fund Class B	Acquiring Fund Class B	Pro Forma After Reorganization Acquiring Fund Class B
Management fees	0.90%	0.80%	0.80%
Rule 12b-1 fee	0.75%	0.75%	0.75%
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses	0.32%	0.61%[1]	0.40%[1]
Total	2.22%	2.41%	2.20%
Fee waiver and/or expense reimbursement	N/A	(0.17)%[2]	N/A
Net operating expenses	2.22%	2.24%	2.20%

	Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C
Management fees	0.90%	0.80%	0.80%
Rule 12b-1 fee	0.75%	0.75%	0.75%
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses	0.25%	0.49%[1]	0.33%[1]
Total	2.15%	2.29%	2.13%
Fee waiver and/or expense reimbursement	N/A	(0.07)%[2]	N/A
Net operating expenses	2.15%	2.22%	2.13%

	Fund Class I	Acquiring Fund Class I	Pro Forma After Reorganization Acquiring Fund Class I
Management fees	0.90%	0.80%	0.80%
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses	0.29%	0.42%[1]	0.30%[1]
Total	1.19%	1.22%	1.10%
Fee waiver and/or expense reimbursement	N/A	(0.06)%[2]	N/A
Net operating expenses	1.19%	1.16%	1.10%

	Fund Class T	Acquiring Fund Class T	Pro Forma After Reorganization Acquiring Fund Class T
Management fees	0.90%	0.80%	0.80%
Rule 12b-1 fee	0.25%	0.25%	0.25%
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses	0.35%	0.77%[1]	0.45%[1]
Total	1.75%	2.07%	1.75%
Fee waiver and/or expense reimbursement	N/A	(0.05)%[2]	N/A
Net operating expenses	1.75%	2.02%	1.75%

___________
1

“Other expenses” for the Acquiring Fund include an administrative fee of 0.10% payable to Dreyfus. In addition, “Other expenses” for the Acquiring Fund are based on the Acquiring Fund’s fees and expenses for its last fiscal year, restated without giving effect to the master/feeder fund arrangement under which the Acquiring Fund operated prior to August 1, 2007. Actual expenses may be greater or less than the amounts listed in the table above.

2

Dreyfus and TBCAM have contractually agreed, with respect to each class of the Acquiring Fund, to assume the expenses of the class so that such expenses do not exceed an annual rate of 1.39% for Class A, 2.24% for Class B, 2.22% for Class C, 1.16% for Class I and 2.02% for Class T. This arrangement will continue in effect with respect to each class of the Acquiring Fund until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.

Expense example

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first year of the three-, five- and ten-years examples for the Acquiring Fund are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus and TBCAM. Because actual returns and expenses will be different, the example is for comparison only.

	Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares	Class T Shares
1 Year	$714	$625/$225	$318/$218	$121	$620
3 Years	$1,007	$994/$694	$673/$673	$378	$976
5 Years	$1,322	$1,390/$1,190	$1,154/$1,154	$654	$1,356
10 Years	$2,210	$2,182**/$2,182**	$2,483/$2,483	$1,443	$2,420

	Acquiring Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares	Class T Shares
1 Year	$708	$627/$227	$325/$225	$118	$646
3 Years	$1,012	$1,035/$735	$709/$709	$381	$1,065
5 Years	$1,337	$1,470/$1,270	$1,219/$1,219	$665	$1,509
10 Years	$2,254	$2,299**/$2,299**	$2,620/$2,620	$1,472	$2,738

	Pro Forma After Reorganization Acquiring Fund Shares
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares	Class T Shares
1 Year	$708	$623/$223	$316/$216	$112	$620
3 Years	$990	$988/$688	$667/$667	$350	$976
5 Years	$1,292	$1,380/$1,180	$1,144/$1,144	$606	$1,356
10 Years	$2,148	$2,141**/$2,141**	$2,462/$2,462	$1,340	$2,420

*	With redemption/without redemption.
**	Assumes conversion of Class B shares to Class A shares at end of sixth year following the date of purchase.

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund’s Class A shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund’s Class A shares from year to year. Sales loads are not reflected in the bar charts; if they were, the returns shown for Class A shares of the Acquiring Fund and the Fund would have been lower. The table for the Acquiring Fund compares the average annual total returns of each of the Acquiring Fund’s share classes to those of the Russell 2500 Value® Index, which is the Acquiring Fund’s benchmark index, and the Russell 2000 Value® Index, each a widely recognized, market value weighted index of small-cap U.S. value companies, and to the Russell 2000® Index, a broad measure of small-cap stock performance, which is the Fund’s benchmark index. The table for the Fund compares the average annual total returns of each of the Fund’s share classes also to those of the Russell 2500 Value Index, the Russell 2000 Value Index and the Russell 2000 Index. The returns in the tables reflect any applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund’s other share classes due to differences in charges and expenses.

Effective August 1, 2007, the Acquiring Fund commenced investing directly in portfolio securities. For the period February 1, 2003 to August 1, 2007, the Acquiring Fund operated as a “feeder fund” in a master/feeder fund arrangement, investing all of its investable assets in a “master portfolio” with the same investment objective and policies as the Acquiring Fund and the same investment adviser that is the Acquiring Fund’s current investment adviser. These performance figures for the Acquiring Fund represent for such period the performance of the Acquiring Fund as a feeder fund. For periods prior to February 1, 2003, these performance figures for the Acquiring Fund represent solely the performance of the master portfolio (which reflects the performance of its predecessor fund) in which the Acquiring Fund previously invested all of its investable assets. Performance figures of the master portfolio have not been adjusted to reflect the Acquiring Fund’s operating expenses; if these expenses had been reflected, such performance would have been lower.

After-tax performance is shown only for Class A shares of the Acquiring Fund and the Fund. After-tax performance of each fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares*
Year-by-year total returns as of 12/31 each year (%)

	+20.60	-10.88	+45.87	+26.68	+6.07	+21.69	-5.39
	‘01	‘02	‘03	‘04	‘05	‘06	‘07

Best Quarter:	Q2 ‘03	+22.52%
Worst Quarter:	Q3 ‘02	-18.85%
The year-to-date total return of the Acquiring Fund’s Class A shares as of 6/30/08 was ______%.

Acquiring Fund Shares*

Average annual total returns as of 12/31/07

Share class	1 Year	5 Years	Since inception (2/1/00)
Class A returns before taxes	-10.84%	16.30%	14.97%
Class A returns after taxes on distributions	-12.98%	15.35%	14.09%
Class A returns after taxes on distributions and sale of fund shares	-5.38%	14.08%	13.03%
Class B returns before taxes	-9.51%	16.56%	15.50%**
Class C returns before taxes	-6.99%	16.76%	15.26%
Class I returns before taxes	-5.12%	17.97%	16.01%
Class T returns before taxes	-10.16%	16.21%	14.92%
Russell 2500 Value Index reflects no deduction for fees, expenses or taxes	-7.27%	16.17%	13.03%
Russell 2000 Value Index† reflects no deduction for fees, expenses or taxes	-9.78%	15.80%	13.11%
Russell 2000 Index reflects no deduction for fees, expenses or taxes	-1.57%	16.25%	6.97%

_______________________________
* For periods prior to August 1, 2007, the performance figures for the Acquiring Fund represent the performance of the Acquiring Fund as a feeder fund. For periods prior to February 1, 2003, the performance figures for the Acquiring Fund represent solely the performance of the master portfolio (which reflects the performance of its predecessor fund) in which the Acquiring Fund previously invested all of its investable assets.

** Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† In the future, the Acquiring Fund will not show the performance of the Russell 2000 Value Index, as the Russell 2500 Value Index is more representative of the Acquiring Fund’s portfolio.

Fund—Class A Shares

Year-by-year total returns as of 12/31 each year (%)

			+3.29	-22.61	+44.50	+8.60	+10.66	+8.39	-11.57
‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07

	Best Quarter:	Q2 ‘03		+24.67%
	Worst Quarter:	Q3 ‘02		-21.74%
The year-to-date total return of the Fund’s Class A shares as of 6/30/08 was ______%.

Fund Shares
Average annual total returns as of 12/31/07

Share class	1 Year	5 Years	Since inception (6/30/00)
Class A returns before taxes	-16.66%	9.42%	5.51%
Class A returns after taxes on distributions	-18.63%	7.88%	4.52%
Class A returns after taxes on distributions and sale of fund shares	-8.08%	8.33%	4.88%
Class B returns before taxes	-15.20%	9.68%	5.72%*
Class C returns before taxes	-12.92%	9.95%	5.60%
Class I returns before taxes	-11.30%	11.17%	6.73%
Class T returns before taxes	-15.72%	9.35%	5.37%
Russell 2500 Value Index reflects no deduction for fees, expenses or taxes	-7.27%	16.17%	12.56%
Russell 2000 Value Index reflects no deduction for fees, expenses or taxes	-9.78%	15.80%	12.63%
Russell 2000 Index reflects no deduction for fees, expenses or taxes	-1.57%	16.25%	6.71%

____________________________________

* Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Investment Advisers and Administrator. The investment adviser for the Acquiring Fund is TBCAM, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. A discussion regarding the basis for the Trust’s Board approving the Acquiring Fund’s investment advisory agreement with TBCAM is available in the Acquiring Fund’s Annual Report for the fiscal year ended September 30, 2007. TBCAM was founded in 1970 and manages more than $[53.3] billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships.

The investment adviser for the Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $316 billion in approximately 180 mutual fund portfolios. Dreyfus and TBCAM are wholly-owned subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $23 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The administrator for the Acquiring Fund is Dreyfus. Pursuant to the Administration Agreement with the Trust, Dreyfus maintains office facilities on behalf of the Acquiring Fund, furnishes the Acquiring Fund with clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Acquiring Fund, prepares reports to the Acquiring Fund’s shareholders, tax returns, reports to and filings with the Commission and state Blue Sky authorities, calculates the net asset value of the Acquiring Fund’s shares, and generally assists in all aspects of the Acquiring Fund’s operations, other than providing investment advice.

Primary Portfolio Managers. Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R. Walter, CFA, are the Acquiring Fund’s primary portfolio managers, positions they have held since the Acquiring Fund commenced investing directly in portfolio securities on August 1, 2007. Mr. Corrado and Ms. Brandaleone were the primary portfolio managers of the master portfolio (and its predecessor fund) since February 2000. Mr. Corrado is a senior vice president and portfolio manager for the U.S. small-cap value equity strategy at TBCAM, where he has been employed since 2003. Ms. Brandaleone is a vice-president and portfolio manager for the U.S. small-cap value strategy and investment research analyst at TBCAM, where she has been employed since 2003. Mr. Walter is a senior vice president and portfolio manager for the U.S. small-cap value equity strategy and investment research analyst at TBCAM, where he has been employed since 2003.

Investment decisions for the Fund have been made since June 2005 by the smallcap team of Franklin Portfolio Associates, LLC (“Franklin Portfolio”), an affiliate of Dreyfus. The team members are Oliver Buckley, Langton C. Garvin and Kristin Crawford, each of whom also is an employee of Dreyfus and manages the Fund in that capacity. Mr. Buckley is a senior vice president and senior portfolio manager of Franklin Portfolio, which he joined in 2000. Mr. Garvin is a senior vice president and senior portfolio manager of Franklin Portfolio, which he joined in 2004; prior thereto, he was a portfolio manager with Batterymarch Financial Management. Ms. Crawford is a vice president and portfolio manager of Franklin Portfolio, which she joined in 2000. There are no limitations on the role of a committee member with respect to making investment decisions for the Fund.

Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Company and the Trust, and Ehud Houminer, the Company and the Trust have different Board members. None of the Board members of the Company or the Trust is an “interested person” (as defined in the 1940 Act) of the Fund or the Acquiring Fund (“Independent Board Members”). For a description of the Trust’s Board members, see Exhibit B.

Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for the Fund and the Acquiring Fund.

Capitalization. The Fund and the Acquiring Fund have each classified their shares into five classes – Class A, Class B, Class C, Class I and Class T. The following table sets forth as of March 31, 2008 (1) the capitalization of each class of the Fund’s shares, (2) the capitalization of each class of the Acquiring Fund’s shares and (3) the pro forma capitalization of each class of the Acquiring Fund’s shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Class A	Acquiring Fund Class A	Adjustments	Pro Forma After Reorganization Acquiring Fund Class A
Total net assets	$48,661,955	$28,422,256		$77,084,211
Net asset value per share	$10.94	$25.11		$25.11
Shares outstanding	4,447,190	1,132,086	(2,509,625)	3,069,651

	Fund Class B	Acquiring Fund Class B	Adjustments	Pro Forma After Reorganization Acquiring Fund Class B
Total net assets	$9,973,796	$1,892,119		$11,865,915
Net asset value per share	$10.01	$23.93		$23.93
Shares outstanding	996,768	79,077	(579,978)	495,867

	Fund Class C	Acquiring Fund Class C	Adjustments	Pro Forma After Reorganization Acquiring Fund Class C
Total net assets	$12,776,121	$6,905,528		$19,681,649
Net asset value per share	$10.05	$23.93		$23.93
Shares outstanding	1,271,884	288,617	(737,988)	822,513

	Fund Class I	Acquiring Fund Class I	Adjustments	Pro Forma After Reorganization Acquiring Fund Class I
Total net assets	$7,520,328	$14,747,465		$22,267,793
Net asset value per share	$11.42	$25.49		$25.49
Shares outstanding	658,562	578,657	(363,514)	873,705

	Fund Class T	Acquiring Fund Class T	Adjustments	Pro Forma After Reorganization Acquiring Fund Class T
Total net assets	$1,528,829	$546,557		$2,075,386
Net asset value per share	$10.54	$24.59		$24.59
Shares outstanding	145,055	22,230	(82,880)	84,405

The Fund’s total net assets (attributable to Class A, Class B, Class C, Class I and Class T shares) and the Acquiring Fund’s total net assets (attributable to Class A, Class B, Class C, Class I and Class T shares), as of March 31, 2008, were $80,461,029 and $52,513,925, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See “Shareholder Guide – Buying shares,” “Services for Fund Investors,” “Instructions for Regular Accounts” and “Instructions for IRAs” in the relevant Prospectus and “How to Buy Shares” and “Shareholder Services” in the relevant Statement of Additional Information for a discussion of purchase procedures.

Distribution Plan. Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a “Rule 12b-1 Plan”). Under the respective Rule 12b-1 Plan, the Fund and the Acquiring Fund each pay MBSC Securities Corporation (“MBSC”), their distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares, and 0.25% of the value of the average daily net assets of Class T shares, to finance the sale and distribution of such shares (there is no Rule 12b-1 Plan fee for Class A shares or Class I shares of each fund) . Because Rule 12b-1 Plan fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges. See “Distribution Plan and Shareholder Services Plan—Distribution Plan” in the relevant Statement of Additional Information for a discussion of the respective Rule 12b-1 Plan.

Shareholder Services Plan. Class A, Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay MBSC a fee at an annual rate of 0.25% of the value of the average daily net assets of Class A, Class B, Class C and Class T shares for providing shareholder services (there is no Shareholder Services Plan fee for Class I shares of each fund). See “Distribution Plan and Shareholder Services Plan—Shareholder Services Plan” in the relevant Statement of Additional Information for a discussion of the respective Shareholder Services Plan.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See “Shareholder Guide—Selling shares,” “Instructions for Regular Accounts” and “Instructions for IRAs” in the relevant Prospectus and “How to Redeem Shares” in the relevant Statement of Additional Information for a discussion of redemption procedures.

Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Each fund anticipates paying its shareholders any dividends or distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See “Distributions and Taxes” in the relevant Prospectus for a discussion of such policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are the same. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See “Services for Fund Investors” in the relevant Prospectus and “Shareholder Services” in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

Certain Organizational Differences Between the Trust and the Company. The Acquiring Fund is a series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust’s Agreement and Declaration of Trust (the “Trust Agreement”), the Trust’s By-Laws and applicable Massachusetts law. The Fund is a series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company’s Articles of Incorporation (the “Charter”), the Company’s By-Laws and the Maryland General Corporation Law (the “Maryland Code”). Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Acquiring Fund, or a majority, in the case of the Fund, of the respective fund’s outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund and Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the Acquiring Fund’s shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders’ meeting. The Company’s Charter provides that 33-1/3% of the Fund’s shares entitled to vote shall constitute a quorum for the transaction of business at a Fund stockholders’ meeting. Matters requiring a larger vote by law or under the organizational documents for the Trust or the Company are not affected by such quorum requirements.

Shareholder Liability. Under the Maryland Code, Fund stockholders have no personal liability as such for the Fund’s acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Acquiring Fund, or the Trust’s Trustees. The Trust Agreement provides for indemnification out of the Acquiring Fund’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or some other reason. Thus, the Acquiring Fund considers the risk of an Acquiring Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Acquiring Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members. Under the Maryland Code, the Company’s Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Company is not liable to the Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Company is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Company’s Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Trust’s Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Trust is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Fund, the Company’s Charter, the Company’s By-Laws and the Maryland Code, and the Acquiring Fund, the Trust’s Trust Agreement, the Trust’s By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Company’s Charter and By-Laws or the Trust’s Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Company’s Board and to the Trust’s Board that the Fund be consolidated with the Acquiring Fund. The Company’s Board and the Trust’s Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Company’s Board believes that the Reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has a better performance record than the Fund and, after the Reorganization, will have a net expense ratio that is the same as or lower than that of the Fund, without diluting such shareholders’ interests. As of March 31, 2008, the Fund had net assets of approximately $80 million and the Acquiring Fund had net assets of approximately $53 million. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Dreyfus should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Trust’s Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund. Increasing the Acquiring Fund’s assets also benefits TBCAM and Dreyfus because such increase in assets can be expected to reduce the amount of fees and expenses, if any, TBCAM and Dreyfus are required to waive or reimburse to maintain the Acquiring Fund’s net operating expenses at agreed upon levels.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund’s and the Acquiring Fund’s investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund or the Acquiring Fund.

For the reasons described above, the Company’s Board and the Trust’s Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities on December 15, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”). The number of Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding class of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption “Shareholder Guide—Buying shares” in the Acquiring Fund’s Prospectus and under the caption “Determination of Net Asset Value” in the Acquiring Fund’s Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund’s previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward). Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C, Class I and Class T shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C, Class I and Class T shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund’s shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Fund, and the Trust, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Trust, on behalf of the Acquiring Fund.

The total expenses of the Reorganization are expected to be approximately $95,000, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Company’s Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $31,000, which amount is included in the estimated total expenses of the Reorganization listed above. The funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders are also, in effect, agreeing to the Acquiring Fund’s investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Company’s Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund’s Investment Restrictions. Since certain of the Fund’s existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund’s investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares, the Acquiring Fund’s assumption of the Fund’s stated liabilities, and the Fund’s distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class B, Class C, Class I and Class T shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class A, Class B, Class C, Class I and Class T shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B, Class C, Class I and Class T shares for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares, respectively, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class B, Class C, Class I and Class T shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class B, Class C, Class I and Class T shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforward. As of its fiscal year ended August 31, 2007, the Fund did not have any capital loss carryforward.

Required Vote and Board’s Recommendation

The Company’s Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY’S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD
MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund’s Prospectus, forming a part of the Trust’s Registration Statement on Form N-1A (File No. 333-100610). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund’s Prospectus forming a part of the Company’s Registration Statement on Form N-1A (File No. 33-51061).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, “abstentions”), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a “no” vote for the purpose of obtaining requisite approval for the proposal.

With respect to Dreyfus individual retirement accounts (“IRAs”), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon (“BNYM”), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder’s instructions. However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares “FOR”, “AGAINST” or “ABSTAIN” in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment. A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third of the Fund’s outstanding shares entitled to vote at the Meeting.

The votes of the Acquiring Fund’s shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of June 30, 2008, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of the Fund’s outstanding voting shares:

Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization
Class A Shares

Class B Shares

Class C Shares

Class I Shares

Class T Shares

As of June 30, 2008, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of the Acquiring Fund’s outstanding voting shares:

Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization
Class A Shares

Class B Shares

Class C Shares

Class I Shares

Class T Shares

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the fund.

As of June 30, 2008, Board members and officers of the Trust and the Company, as a group, owned less than 1% of the Acquiring Fund’s or the Fund’s outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended August 31, 2007 and the audited financial statements of the Acquiring Fund for its fiscal year ended September 30, 2007 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Company’s Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of July 25, 2008 (the “Agreement”), between ADVANTAGE FUNDS, INC. (the “Company”), a Maryland corporation, on behalf of DREYFUS PREMIER FUTURE LEADERS FUND (the “Fund”), and DREYFUS PREMIER STOCK FUNDS (the “Trust”), a Massachusetts business trust, on behalf of DREYFUS PREMIER SMALL CAP EQUITY FUND (the “Acquiring Fund”).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund’s Class A, Class B, Class C, Class I and Class T shares (“Acquiring Fund Shares”) of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest and common stock, respectively;

WHEREAS, the Company’s Board has determined that the Reorganization is in the best interests of the Fund and the Fund’s shareholders and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Trust’s Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund’s shareholders and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.        THE REORGANIZATION.

1.1       Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2       The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation (“Dreyfus”), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Fund’s prior audited period (the “Assets”).

1.3       The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund’s prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4       Delivery of the Fund’s Assets shall be made on the Closing Date and shall be delivered to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5       The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6       As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund’s Class A, Class B, Class C, Class I and Class T shares, determined as of the close of business on the Closing Date (“Fund Shareholders”), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.8       Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9       Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund’s existence is terminated.

1.10     As soon as practicable after the Closing Date, the Company shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules of the Commission thereunder.

2.        VALUATION.

2.1       The value of the Fund’s Assets to be acquired, and the amount of the Fund’s liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Trust’s Trust Agreement”), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Trust’s Trust Agreement and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3       The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund’s net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4       All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.         CLOSING AND CLOSING DATE.

3.1       The Closing Date shall be December 15, 2008, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2       The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund’s Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3       If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4       The Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Company’s Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund’s account on the books of the Acquiring Fund.

3.5       At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6       If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.         REPRESENTATIONS AND WARRANTIES.

4.1       The Company, on behalf of the Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

(a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company’s Articles of Incorporation, as amended (the “Company’s Charter”), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company’s knowledge threatened against the Fund or any of the Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Fund’s financial condition or the conduct of the Fund’s business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund’s business or the Fund’s ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Fund for each of the Fund’s five fiscal years ended August 31, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since August 31, 2007, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund’s shares, nor is there outstanding any security convertible into any of the Fund’s shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2       The Trust, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

(a) The Acquiring Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to carry out its obligations under this Agreement.

(b) The Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust’s Trust Agreement or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust’s knowledge threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Acquiring Fund for the Acquiring Fund’s fiscal year ended September 30, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and for each of the Acquiring Fund’s four fiscal years ended before September 30, 2007 have been audited by a different independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since September 30, 2007, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Company.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Fund’s stated liabilities) will be issued in exchange for the Fund’s assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.        COVENANTS OF THE TRUST AND THE COMPANY, ON BEHALF OF
                                        THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1       The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2       The Company will call a meeting of the Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3       Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4       As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company’s President or its Vice President and Treasurer.

5.5       The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7       The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8       As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund’s shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.         CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                                         FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1       All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2       The Company shall have delivered to the Acquiring Fund a statement of the Fund’s assets and liabilities, together with a list of the Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company’s Treasurer.

6.3       The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company’s name by the Company’s President or Vice President and the Company’s Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.         CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2       The Trust shall have delivered to the Fund on the Closing Date a certificate executed in the Trust’s name by the Trust’s President or Vice President and the Trust’s Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND
                                         AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company’s Charter and the 1940 Act.

8.2       On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

8.6       The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.          TERMINATION OF AGREEMENT; EXPENSES.

9.1       This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund’s shareholders) if circumstances should develop that, in the opinion of the party’s Board, make proceeding with the Reorganization inadvisable.

9.2       If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Company or the Trust, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3       Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.

10.       WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Company or of the Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.       MISCELLANEOUS.

11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, and the Company, on behalf of the Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4      This Agreement may be amended only by a signed writing between the parties.

11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Company or the Trust, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Company’s Charter or the Trust’s Trust Agreement; a copy of the Trust’s Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust’s principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Trust, on behalf of the Acquiring Fund, have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

ADVANTAGE FUNDS, INC., on behalf of Dreyfus Premier Future Leaders Fund

By: ___________________________
J. David Officer,
President

ATTEST: _____________________________
Jeff Prusnofsky,
Assistant Secretary

DREYFUS PREMIER STOCK FUNDS, on behalf of Dreyfus Premier Small Cap Equity Fund

By:	_______________________________
J. David Officer,
President

ATTEST: _____________________________
Jeff Prusnofsky,
Assistant Secretary

EXHIBIT B

DESCRIPTION OF THE TRUST’S BOARD MEMBERS

Board members for the Acquiring Fund, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations, are shown below.1

Name (Age) Position with Trust (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations
Joseph S. DiMartino (64) Chairman of the Board (2003)	Corporate Director and Trustee

The Muscular Dystrophy Association, Director

Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

David W. Burke (72) Board Member (2003)	Corporate Director and Trustee	John F. Kennedy Library Foundation, Director

William Hodding Carter III (73) Board Member (2003)

Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (January 1, 2006 – present)

President and Chief
Executive Officer of the
John S. and James L.
Knight Foundation

(February 1, 1998 –
February 1, 2006)

The Century Foundation, Emeritus Director The Enterprise Corporation of the Delta, Director

Gordon J. Davis (66) Board Member (2006)	Partner in the law firm of Dewey & LeBoeuf LLP President, Lincoln Center for the Performing Arts, Inc. (2001)	Consolidated Edison, Inc., a utility company, Director Phoenix Companies, Inc., a life insurance company, Director Board Member/Trustee for several not-for-profit groups

Joni Evans (66) Board Member (2006)	Principal, Joni Evans Ltd. Senior Vice President of the William Morris Agency (2005)	None

Ehud Houminer (67) Board Member (2003)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet Inc., an electronics distributor, Director International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

Richard C. Leone (68) Board Member (2003)	President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues	The American Prospect, Director Center for American Progress, Director

Hans C. Mautner (70) Board Member (2003)

President-International Division and an Advisory Director of Simon Property Group, a real estate investment company,
(1998 – present)

Director and Vice Chairman of Simon Property Group
(1998-2003)

Chairman and Chief
Executive Officer of Simon Global Limited (1999 – present)

Capital and Regional PLC, a British co-investing real estate asset manager, Director

Robin A. Melvin (44) Board Member (2003)	Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances	None
Burton N. Wallack (57) Board Member (2006)	President and co-ownerof Wallack Management Company, a real estate management company	None

John E. Zuccotti (70) Board Member (2003)	Chairman of Brookfield Financial Properties, Inc. Senior Counsel of Weil, Gotshal & Manges, LLP Chairman of the Real Estate Board of New York	Emigrant Savings Bank, Director Wellpoint, Inc., Director Visiting Nurse Service of New York, Director Columbia University, Trustee Doris Duke Charitable Foundation, Trustee

_________________________

1  None of the Board members are "interested persons" of the Trust, as defined in the 1940 Act.

DREYFUS PREMIER FUTURE LEADERS FUND

The undersigned shareholder of Dreyfus Premier Future Leaders Fund (the “Fund”), a series of Advantage Funds, Inc. (the “Company”), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on August 5, 2008 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 9:00 a.m., on Wednesday, October 15, 2008, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	TELEPHONE: Call 1-888-[221-0697] and follow the simple instructions.
2.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.
3.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope ______________________________
Signature(s) (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Small Cap Equity Fund (the “Acquiring Fund”), in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C, Class I and Class T shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Subject to Completion, July 2, 2008

STATEMENT OF ADDITIONAL INFORMATION

August __, 2008

Acquisition of the Assets of
DREYFUS PREMIER FUTURE LEADERS FUND (A Series of Advantage Funds, Inc.)
144 Glenn Curtiss Boulevard Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Class A, B, C, I and T Shares of DREYFUS PREMIER FUTURE LEADERS FUND (A Series of Dreyfus Premier Stock Funds)

144 Glenn Curtiss Boulevard Uniondale, New York 11556-0144

1-800-554-4611

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated August __, 2008 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Premier Future Leaders Fund (the “Fund”), a series of Advantage Funds, Inc. (the “Company”), in exchange for Class A, Class B, Class C, Class I and Class T shares of Dreyfus Premier Small Cap Equity Fund (the “Acquiring Fund”), a series of Dreyfus Premier Stock Funds (the “Trust”). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund’s Statement of Additional Information dated February 1, 2008.

2.	The Acquiring Fund’s Annual Report for the fiscal year ended September 30, 2007.

3.	The Acquiring Fund’s Semi-Annual Report for the six-month period ended March 31, 2008.

4.	The Fund’s Statement of Additional Information dated January 1, 2008.

5.	The Fund’s Annual Report for the fiscal year ended August 31, 2007.

6.	The Fund’s Semi-Annual Report for the six-month period ended February 29, 2008.

7.	Pro forma financials for the combined Fund and Acquiring Fund as of March 31, 2008.

The Acquiring Fund’s Statement of Additional Information, and the financial statements included in the Acquiring Fund’s Annual Report and the Fund’s Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated August __, 2008 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund’s Statement of Additional Information dated February 1, 2008 is incorporated herein by reference to the Trust’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A, filed on January 28, 2008 (File No. 333-100610). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report for its fiscal year ended September 30, 2007, filed on November 30, 2007.

The Fund’s Statement of Additional Information dated January 1, 2008 is incorporated herein by reference to the Company’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, filed on December 28, 2007 (File No. 33-51061). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended August 31, 2007, filed on October 29, 2007.

Pro Forma STATEMENT OF INVESTMENTS
Dreyfus Premier Small Cap Equity Fund
March 31, 2008 (Unaudited)

		Dreyfus Premier Small Cap Equity Fund		Dreyfus Premier Future Leaders Fund		Dreyfus Premier Small Cap Equity Fund Pro Forma Combined (*)	Dreyfus Premier Small Cap Equity Fund	Dreyfus Premier Future Leaders Fund	Dreyfus Premier Small Cap Equity Fund Pro Forma Combined (*)
	Common Stocks--97.4%	Shares					Value ($)		(Note 1)
	Commercial & Professional Services--6.6%
	Anixter International			15,000	[a,b]	15,000		960,600	960,600
	COMSYS IT Partners			10,600	[a,b]	10,600		89,676	89,676
	Concur Technologies			3,200	[a,b]	3,200		99,360	99,360
	Deluxe			35,100		35,100		674,271	674,271
	Dollar Financial			8,200	[a,b]	8,200		188,600	188,600
	Greenfield Online			52,900	[a]	52,900		627,394	627,394
	Kforce			79,900	[a,b]	79,900		706,316	706,316
	Nash Finch			5,600		5,600		190,288	190,288
	Performance Food Group			39,400	[a]	39,400		1,287,592	1,287,592
	Rush Enterprises, Cl. A			55,900	[a,b]	55,900		885,456	885,456
	School Specialty			14,100	[a,b]	14,100		444,714	444,714
	Spartan Stores			13,600		13,600		283,560	283,560
	Spherion			37,600	[a]	37,600		230,112	230,112
	TeleTech Holdings			11,300	[a,b]	11,300		253,798	253,798
	United Stationers			9,500	[a,b]	9,500		453,150	453,150
	Viad			17,300	[b]	17,300		622,973	622,973
	Wright Express			23,200	[a]	23,200		712,936	712,936
								8,710,796	8,710,796
	Communications--.8%
	Alaska Communications Systems
	Group			68,800	[b]	68,800		842,112	842,112
	NTELOS Holdings			8,100	[b]	8,100		196,020	196,020
								1,038,132	1,038,132
	Consumer Discretionary--8.0%
	AnnTaylor Stores	22,600	[a]			22,600	546,468		546,468
	Belo, Cl. A	31,760				31,760	335,703		335,703
	Casey's General Stores			3,800		3,800		85,880	85,880
	Dress Barn			13,300	[a,b]	13,300		172,102	172,102
	Champion Enterprises	34,120	[a,b]			34,120	342,223		342,223
	Foot Locker	33,160				33,160	390,293		390,293
	Gentex	27,870				27,870	477,971		477,971
	Harman International Industries	6,130				6,130	266,900		266,900
	Hearst-Argyle Television	24,600				24,600	507,498		507,498
	JoS. A. Bank Clothiers	13,600	[a,b]	13,600	[a,b]	27,200	278,800	278,800	557,600
	MDC Holdings	14,110				14,110	617,877		617,877
	Men's Wearhouse			31,300	[b]	31,300		728,351	728,351
	Meredith	8,970				8,970	343,103		343,103
	New York Times, Cl. A	29,200	[b]			29,200	551,296		551,296
	NVR	880	[a]			880	525,800		525,800
	OfficeMax	23,800				23,800	455,532		455,532
	Panera Bread, Cl. A	14,410	[a,b]			14,410	603,635		603,635
	Regis	16,910				16,910	464,856		464,856
	Scholastic	7,130	[a,b]			7,130	215,825		215,825
	Systemax			37,800	[b]	37,800		455,868	455,868
	Tenneco	21,830	[a]			21,830	609,930		609,930
	Timberland, Cl. A	17,960	[a,b]			17,960	246,591		246,591
	Tractor Supply	3,260	[a]			3,260	128,835		128,835
	Williams-Sonoma	21,390	[b]			21,390	518,494		518,494
	Zales	23,330	[a,b]			23,330	461,001		461,001
							8,888,631	1,721,001	10,609,632
	Consumer Durables--1.1%
	Cooper Tire & Rubber			18,800	[b]	18,800		281,436	281,436
	Fossil			18,200	[a,b]	18,200		555,828	555,828
	LoJack			17,300	[a]	17,300		218,672	218,672
	Polaris Industries			9,700	[b]	9,700		397,797	397,797
								1,453,733	1,453,733
	Consumer Non-Durables--3.0%
	American Greetings, Cl. A			29,800		29,800		552,790	552,790
	Cal-Maine Foods			26,300	[b]	26,300		877,894	877,894
	Elizabeth Arden			37,500	[a]	37,500		748,125	748,125
	Perry Ellis International			9,200	[a,b]	9,200		200,836	200,836
	Sanderson Farms			10,900	[b]	10,900		414,309	414,309
	USANA Health Sciences			10,800	[a,b]	10,800		237,924	237,924
	Warnaco Group			27,100	[a]	27,100		1,068,824	1,068,824
								4,100,702	4,100,702
	Consumer Staples--2.3%
	BJ's Wholesale Club	16,210	[a]			16,210	578,535		578,535
	J.M. Smucker	10,520				10,520	532,417		532,417
	Longs Drug Stores	24,010				24,010	1,019,465		1,019,465
	Ralcorp Holdings	16,930	[a]			16,930	984,480		984,480
							3,114,897		3,114,897
	Consumer Services--2.8%
	Jack in the Box			35,600	[a]	35,600		956,572	956,572
	Pre-Paid Legal Services			13,000	[a]	13,000		551,330	551,330
	Priceline.com			9,400	[a,b]	9,400		1,136,084	1,136,084
	Scholastic			9,500	[a,b]	9,500		287,565	287,565
	World Wrestling Entertainment, Cl. A			44,300	[b]	44,300		824,423	824,423
								3,755,974	3,755,974
	Electronic Technology--6.4%
	Amkor Technology			92,500	[a]	92,500		989,750	989,750
	Comtech Group			27,400	[a]	27,400		295,646	295,646
	Comtech Telecommunications			15,400	[a,b]	15,400		600,600	600,600
	Cubic			13,200		13,200		375,276	375,276
	Digi International			29,400	[a]	29,400		339,276	339,276
	Foundry Networks			53,100	[a]	53,100		614,898	614,898
	Hexcel			47,000	[a]	47,000		898,170	898,170
	Immersion			14,100	[a]	14,100		100,251	100,251
	Intevac			32,200	[a,b]	32,200		416,990	416,990
	Novatel Wireless			50,500	[a]	50,500		488,840	488,840
	Oplink Communications			59,900	[a,b]	59,900		531,313	531,313
	Pericom Semiconductor			44,000	[a]	44,000		645,920	645,920
	Sigma Designs			6,700	[a,b]	6,700		151,889	151,889
	Taser International			36,300	[a,b]	36,300		341,220	341,220
	Triumph Group			13,000	[b]	13,000		740,090	740,090
	TTM Technologies			85,300	[a,b]	85,300		965,596	965,596
								8,495,725	8,495,725
	Energy--5.8%
	Berry Petroleum, Cl. A			4,700		4,700		218,503	218,503
	Bois d'Arc Energy			37,400	[a]	37,400		803,726	803,726
	Callon Petroleum			43,800	[a,b]	43,800		792,342	792,342
	Comstock Resources			4,700	[a]	4,700		189,410	189,410
	CARBO Ceramics	11,410	[b]			11,410	457,541		457,541
	Dril-Quip	5,500	[a]			5,500	255,585		255,585
	Key Energy Services	15,300	[a]			15,300	205,326		205,326
	Mariner Energy			7,100	[a,b]	7,100		191,771	191,771
	Oil States International	9,500	[a]			9,500	425,695		425,695
	Patterson-UTI Energy	16,080				16,080	420,974		420,974
	Penn Virginia	24,160				24,160	1,065,214		1,065,214
	PetroHawk Energy			60,700	[a]	60,700		1,224,319	1,224,319
	Stone Energy			13,700	[a]	13,700		716,647	716,647
	Unit	14,160	[a]			14,160	802,164		802,164
							3,632,499	4,136,718	7,769,217
	Financial--19.4%
	Advanta, Cl. B			54,050		54,050		379,972	379,972
	Alexandria Real Estate Equities	5,240	[b]			5,240	485,852		485,852
	American Physicians Capital			18,300		18,300		848,388	848,388
	Ashford Hospitality Trust			56,400		56,400		320,352	320,352
	Aspen Insurance Holdings	14,690				14,690	387,522		387,522
	Associated Banc-Corp	9,040	[b]			9,040	240,735		240,735
	Assured Guaranty	11,600				11,600	275,384		275,384
	BancorpSouth	11,180				11,180	258,928		258,928
	Boston Private Financial Holdings			7,600	[b]	7,600		80,484	80,484
	Cathay General Bancorp			6,000	[b]	6,000		124,380	124,380
	City Holding			17,700		17,700		706,230	706,230
	City National	11,480				11,480	567,801		567,801
	Colonial BancGroup	13,900	[b]			13,900	133,857		133,857
	Conseco	43,440	[a]			43,440	443,088		443,088
	Cullen/Frost Bankers	13,140				13,140	696,946		696,946
	Delphi Financial Group, Cl. A			14,300		14,300		417,989	417,989
	Entertainment Properties Trust			16,900	[b]	16,900		833,677	833,677
	Extra Space Storage			26,200	[b]	26,200		424,178	424,178
	Fidelity National Financial, Cl. A	17,160				17,160	314,543		314,543
	First American	9,120				9,120	309,533		309,533
	First Midwest Bancorp			18,600	[b]	18,600		516,522	516,522
	First Niagara Financial Group			18,200	[b]	18,200		247,338	247,338
	FirstFed Financial			6,800	[a,b]	6,800		184,620	184,620
	FirstMerit	24,570		12,800	[b]	37,370	507,616	264,448	772,064
	Frontier Financial			35,800	[b]	35,800		632,944	632,944
	Fulton Financial	41,420				41,420	509,052		509,052
	Getty Realty			8,200		8,200		130,626	130,626
	GFI Group			10,000	[b]	10,000		573,000	573,000
	Greene Bancshares			3,800		3,800		67,222	67,222
	Greenhill & Co.			12,000	[b]	12,000		834,720	834,720
	Hanover Insurance Group	14,100				14,100	580,074		580,074
	Health Care REIT	14,050				14,050	634,077		634,077
	Inland Real Estate			58,200	[b]	58,200		885,222	885,222
	Jones Lang LaSalle	3,360				3,360	259,862		259,862
	LaSalle Hotel Properties	8,180	[b]			8,180	235,011		235,011
	Lexington Realty Trust	23,830				23,830	343,390		343,390
	Max Capital Group			19,700		19,700		515,943	515,943
	National Financial Partners			22,200		22,200		498,834	498,834
	National Health Investors			4,300	[b]	4,300		134,375	134,375
	National Retail Properties			24,100	[b]	24,100		531,405	531,405
	Odyssey Re Holdings			12,800		12,800		470,400	470,400
	Omega Healthcare Investors			15,300	[b]	15,300		265,608	265,608
	optionsXpress Holdings			8,200		8,200		169,822	169,822
	Philadelphia Consolidated Holding	16,380	[a]			16,380	527,436		527,436
	Phoenix Cos.			59,500		59,500		726,495	726,495
	Piper Jaffray	15,110	[a,b]			15,110	513,136		513,136
	Presidential Life			7,600		7,600		132,544	132,544
	Protective Life	13,060				13,060	529,714		529,714
	Ramco-Gershenson Properties			29,100		29,100		614,301	614,301
	Raymond James Financial	15,560	[b]			15,560	357,569		357,569
	Redwood Trust	20,390	[b]			20,390	741,177		741,177
	SeaBright Insurance Holdings			5,800	[a,b]	5,800		85,434	85,434
	Senior Housing Properties Trust			16,200	[b]	16,200		383,940	383,940
	Simmons First National, Cl. A			3,100	[b]	3,100		92,163	92,163
	Strategic Hotels & Resorts			22,100	[a,b]	22,100		290,173	290,173
	Sunstone Hotel Investors			5,700	[a]	5,700		91,257	91,257
	SVB Financial Group			6,100	[a]	6,100		266,204	266,204
	Washington Federal	23,720				23,720	541,765		541,765
	WesBanco			12,300	[b]	12,300		303,933	303,933
	Westamerica Bancorporation			7,500	[b]	7,500		394,500	394,500
	Wilmington Trust	29,390	[b]			29,390	914,029		914,029
							11,308,097	14,439,643	25,747,740
	Health Care--10.5%
	Align Technology			4,800	[b]	4,800		53,328	53,328
	Amedisys	11,100	[a]			11,100	436,674		436,674
	BioMarin Pharmaceutical			31,500	[a,b]	31,500		1,114,155	1,114,155
	Caraco Pharmaceutical Laboratories			14,300	[a]	14,300		256,685	256,685
	Charles River Laboratories
	International	14,490	[a]			14,490	854,041		854,041
	CONMED			17,300	[a]	17,300		443,572	443,572
	Cubist Pharmaceuticals			46,700	[a,b]	46,700		860,214	860,214
	Cynosure, Cl. A			7,700	[a]	7,700		164,010	164,010
	HEALTHSOUTH	19,340	[a,b]			19,340	344,059		344,059
	Hillenbrand Industries	10,250				10,250	489,950		489,950
	Hologic			6,400	[a,b]	6,400		355,840	355,840
	Invacare			17,400		17,400		387,672	387,672
	Invitrogen	7,600	[a]			7,600	649,572		649,572
	Lifecell			25,800	[a,b]	25,800		1,084,374	1,084,374
	Magellan Health Services	10,940	[a]			10,940	434,209		434,209
	Martek Biosciences			5,000	[a]	5,000		152,850	152,850
	MDS	20,130	[a]			20,130	392,132		392,132
	Medicines	14,400	[a,b]			14,400	290,880		290,880
	Medicis Pharmaceutical, Cl. A	6,320		15,300		21,620	124,441	301,257	425,698
	Merit Medical Systems			17,700	[a]	17,700		280,191	280,191
	Onyx Pharmaceuticals			12,700	[a,b]	12,700		368,681	368,681
	OSI Pharmaceuticals			20,700	[a,b]	20,700		773,973	773,973
	Pediatrix Medical Group	14,300	[a]			14,300	963,820		963,820
	PerkinElmer	19,870				19,870	481,848		481,848
	Salix Pharmaceuticals			64,900	[a,b]	64,900		407,572	407,572
	Sciele Pharma			5,100	[a,b]	5,100		99,450	99,450
	STERIS			35,000	[b]	35,000		939,050	939,050
	Universal Health Services, Cl. B	7,370				7,370	395,695		395,695
							5,857,321	8,042,874	13,900,195
	Industrial--6.3%
	Alliant Techsystems	5,280	[a,b]			5,280	546,638		546,638
	Brink's	10,580				10,580	710,764		710,764
	Ceradyne	6,400	[a]			6,400	204,544		204,544
	Clean Harbors	9,650	[a]			9,650	627,250		627,250
	Corrections Corp. of America	22,750	[a]			22,750	626,080		626,080
	Curtiss-Wright	13,050				13,050	541,314		541,314
	Dycom Industries			4,700	[a]	4,700		56,447	56,447
	Esterline Technologies	8,860	[a]			8,860	446,278		446,278
	Granite Construction	14,780	[b]			14,780	483,454		483,454
	Heartland Express	35,050	[b]			35,050	499,813		499,813
	Landstar System	7,990				7,990	416,758		416,758
	Michael Baker			6,000	[a]	6,000		134,760	134,760
	MSC Industrial Direct, Cl. A	13,090				13,090	553,053		553,053
	Perini			19,400	[a]	19,400		702,862	702,862
	Steelcase, Cl. A	34,230	[b]			34,230	378,584		378,584
	Thomas & Betts	6,970	[a]			6,970	253,499		253,499
	Trico Marine Services			8,900	[a,b]	8,900		346,833	346,833
	URS	6,390	[a]			6,390	208,889		208,889
	Waste Connections	21,870	[a]			21,870	672,284		672,284
							7,169,202	1,240,902	8,410,104
	Information Technology--9.6%
	Air Methods			7,600	[a]	7,600		367,612	367,612
	AMERIGROUP			26,300	[a]	26,300		718,779	718,779
	Ansoft			26,600	[a,b]	26,600		811,832	811,832
	Apria Healthcare Group			41,700	[a]	41,700		823,575	823,575
	Aspen Technology	19,290	[a]			19,290	245,947		245,947
	Avid Technology	13,120	[a,b]			13,120	319,340		319,340
	Comtech Telecommunications	7,360	[a]			7,360	287,040		287,040
	Cymer	10,290	[a,b]			10,290	267,952		267,952
	Electronics for Imaging	38,390	[a]			38,390	572,779		572,779
	EMS Technologies			9,300	[a]	9,300		252,402	252,402
	FEI	14,790	[a,b]			14,790	322,866		322,866
	Hewitt Associates, Cl. A	13,280	[a]			13,280	528,146		528,146
	Internet Capital Group			18,500	[a,b]	18,500		193,695	193,695
	Jack Henry & Associates			8,300	[b]	8,300		204,761	204,761
	JDA Software Group			4,600	[a]	4,600		83,950	83,950
	Magellan Health Services			10,300	[a]	10,300		408,807	408,807
	MKS Instruments	14,950	[a]			14,950	319,930		319,930
	NETGEAR	17,180	[a]			17,180	342,741		342,741
	Omnicell			34,200	[a,b]	34,200		687,420	687,420
	NeuStar, Cl. A	9,870	[a]			9,870	261,358		261,358
	Parametric Technology	16,490	[a]			16,490	263,510		263,510
	Phase Forward			17,100	[a]	17,100		292,068	292,068
	Sohu.com			16,800	[a,b]	16,800		758,184	758,184
	SRA International, Cl. A	17,740	[a]			17,740	431,259		431,259
	Sybase	26,750	[a]			26,750	703,525		703,525
	Sykes Enterprises			50,500	[a]	50,500		888,295	888,295
	Teradyne	41,600	[a]			41,600	516,672		516,672
	Vignette			63,200	[a]	63,200		834,872	834,872
							5,383,065	7,326,252	12,709,317
	Materials--1.4%
	AMCOL International	3,400				3,400	106,182		106,182
	FMC	8,660				8,660	480,543		480,543
	International Flavors & Fragrances	5,790				5,790	255,050		255,050
	Packaging Corp. of America	14,040				14,040	313,513		313,513
	Reliance Steel & Aluminum	7,700				7,700	460,922		460,922
	Schnitzer Steel Industries, Cl. A	1,550				1,550	110,081		110,081
	Temple-Inland	12,100				12,100	153,912		153,912
							1,880,203		1,880,203
	Non-Energy Minerals--1.0%
	Hecla Mining			58,600	[a,b]	58,600		653,976	653,976
	Kaiser Aluminum			6,800		6,800		471,240	471,240
	Minerals Technologies			3,900		3,900		244,920	244,920
								1,370,136	1,370,136
	Process Industries--3.7%
	AEP Industries			7,800	[a,b]	7,800		236,262	236,262
	CF Industries Holdings			10,200		10,200		1,056,924	1,056,924
	Glatfelter			33,200		33,200		501,652	501,652
	Grace (W.R.) & Co.			13,400	[a,b]	13,400		305,788	305,788
	GrafTech International			67,000	[a,b]	67,000		1,086,070	1,086,070
	Landec			59,300	[a]	59,300		499,899	499,899
	Spartech			41,500		41,500		350,675	350,675
	Terra Industries			23,500	[a,b]	23,500		834,955	834,955
								4,872,225	4,872,225
	Producer Manufacturing--4.3%
	American Superconductor			4,800	[a,b]	4,800		111,312	111,312
	Ampco-Pittsburgh			4,000		4,000		171,960	171,960
	Apogee Enterprises			9,000		9,000		138,600	138,600
	Astec Industries			18,400	[a]	18,400		713,184	713,184
	Chart Industries			18,800	[a]	18,800		636,192	636,192
	Columbus McKinnon			10,200	[a]	10,200		315,996	315,996
	EnPro Industries			16,900	[a,b]	16,900		527,111	527,111
	FuelCell Energy			95,400	[a,b]	95,400		634,410	634,410
	Knoll			46,300		46,300		534,302	534,302
	L.B. Foster			6,500	[a]	6,500		279,890	279,890
	LSI Industries			20,300	[b]	20,300		268,163	268,163
	NCI Building Systems			12,800	[a]	12,800		309,760	309,760
	Superior Essex			9,200	[a,b]	9,200		258,704	258,704
	Tecumseh Products, Cl. A			12,700	[a]	12,700		389,636	389,636
	Valmont Industries			4,200	[b]	4,200		369,138	369,138
								5,658,358	5,658,358
	Telecommunication Services--.4%
	Cincinnati Bell	134,530	[a,b]			134,530	573,097		573,097
	Transportation--.2%
	Atlas Air Worldwide Holdings			5,400	[a]	5,400		297,000	297,000

	Utilities--3.8%
	AGL Resources	16,040				16,040	550,492		550,492
	Atmos Energy	20,100				20,100	512,550		512,550
	Black Hills	11,150				11,150	398,947		398,947
	CH Energy Group			9,100	[b]	9,100		353,990	353,990
	El Paso Electric			42,400	[a]	42,400		906,088	906,088
	Hawaiian Electric Industries	17,290	[b]			17,290	412,712		412,712
	IDACORP	11,700	[b]			11,700	375,687		375,687
	MGE Energy			13,400	[b]	13,400		456,404	456,404
	Portland General Electric	19,930				19,930	449,422		449,422
	UGI	26,750				26,750	666,610		666,610
							3,366,420	1,716,482	5,082,902
	Total Common Stocks
	(cost $53,350,677 and $82,432,118, respectively)						51,173,432	78,376,653	129,550,085

	Other Investment--3.0%
	Registered Investment Company;
	Dreyfus Institutional Preferred
	Plus Money Market Fund
	(cost $1,898,000 and $2,145,000, respectively)	1,898,000	[c]	2,145,000	[c]	4,043,000	1,898,000	2,145,000	4,043,000

	Investment of Cash Collateral for
	Securities Loaned--29.2%
	Registered Investment Company;
	Dreyfus Institutional Cash
	Advantage Fund
	(cost $10,094,116)	10,094,116	[c]			10,094,116	10,094,116		10,094,116
	Dreyfus Institutional Cash
	Advantage Plus Fund
	(cost $28,666,999)			28,666,999	[c]	28,666,999		28,666,999	28,666,999
							10,094,116	28,666,999	38,761,115

	Total Investments (cost $65,342,793 and $113,244,117, respectively)					129.6%	63,165,548	109,188,652	172,354,200
	Liabilities, Less Cash and Receivables					(29.6%)	(10,651,623)	(28,727,623)	(39,379,246)
	Net Assets					100.0%	52,513,925	80,461,029	132,974,954

REIT--	Real Estate Investment Trust
a	Non-income producing security.
b

All or a portion of these securities are on loan. At March 31, 2008, the total pro forma market value of the funds' securities on loan is $37,275,162 and the total pro forma market value of the collateral held by the funds is $38,761,115.

c	Investment in affiliated money market mutual fund.

As of March 31,2008, all of the securities held by Dreyfus Premier Future Leaders Fund comport with the investment strategies and restrictions of Dreyfus Premier Small Cap Equity Fund and management does not anticipate having to dispose any securities as a result of the merger.

Pro Forma Statement of Assets and Liabilities
March 31, 2008 (Unaudited)
					Dreyfus Premier
					Small Cap Equity
					Fund
			Dreyfus Premier		Pro Forma
		Dreyfus Premier	Small Cap Equity		Combined
		Future Leaders Fund	Fund	Adjustments**	(Note 1)
ASSETS:	Investments in securities, at value - See Statement
	of Investments *
	Unaffiliated issuers	$ 78,376,653	$ 51,173,432		$ 129,550,085
	Affiliated issuers	30,811,999	11,992,116		42,804,115
	Cash	5,706	81,216		86,922
	Receivable for investment securities sold	-	357,541		357,541
	Dividends and interest receivable	147,148	79,358		226,506
	Receivable for shares of Beneficial Interest subscribed	38,439	13,239		51,678
	Prepaid expenses	27,308	36,898		64,206

	Total Assets	109,407,253	63,733,800		173,141,053

LIABILITIES:	Due to the Dreyfus Corporation and affiliates	110,626	47,902		158,528
	Due to Administrator	-	4,344		4,344
	Liability for securities on loan	28,666,999	10,094,116		38,761,115
	Payable for investment securities purchased	17,473	978,359		995,832
	Payable for shares of Beneficial Interest redeemed	77,444	52,772		130,216
	Interest payable	-	105		105
	Accrued expenses	73,682	42,277		115,959

	Total Liabilities	28,946,224	11,219,875		40,166,099

NET ASSETS		$ 80,461,029	$ 52,513,925		$ 132,974,954

REPRESENTED BY:	Paid-in capital	$ 83,362,393	$ 60,570,130		$ 143,932,523
	Accumulated undistributed investment income (loss) - net	64,652	232,981		297,633
	Accumulated net realized gain (loss) on investments	1,089,449	(6,111,941)		(5,022,492)
	Accumulated net unrealized appreciation (depreciation)
	on investments	(4,055,465)	(2,177,245)		(6,232,710)

NET ASSETS		$ 80,461,029	$ 52,513,925		$ 132,974,954

Dreyfus Premier Future Leaders Fund, Class A Shares (100 million, $.001 par value shares authorized)
Net Assets	$ 48,661,955		$ (48,661,955)	--
Shares outstanding	4,447,190		(4,447,190)	--
Net asset value, and redemption
price per share	$ 10.94

Maximum offering price per share (net asset value
plus maximum sales charge)	$ 11.61

Dreyfus Premier Future Leaders Fund, Class B Shares (100 million, $.001 par value shares authorized)
Net Assets	$ 9,973,796		(9,973,796)	--
Shares outstanding	996,768		(996,768)	--
Net asset value, offering price and redemption
price per share	$ 10.01

Dreyfus Premier Future Leaders Fund, Class C Shares (100 million, $.001 par value shares authorized)
Net Assets	$ 12,776,121		(12,776,121)	--
Shares outstanding	1,271,884		(1,271,884)	--
Net asset value, offering price and redemption
price per share	$ 10.05

Dreyfus Premier Future Leaders Fund, Class I Shares (100 million, $.001 par value shares authorized)
Net Assets	$ 7,520,328		(7,520,328)	--
Shares outstanding	658,562		(658,562)	--
Net asset value, offering price and redemption
price per share	$ 11.42

Dreyfus Premier Future Leaders Fund, Class T Shares (100 million, $.001 par value shares authorized)
Net Assets	$ 1,528,829		(1,528,829)	--
Shares outstanding	145,055		(145,055)	--
Net asset value, and redemption
price per share	$ 10.54

Maximum offering price per share (net asset value
plus maximum sales charge)	$ 11.04

Dreyfus Premier Small Cap Equity Fund, Class A Shares (unlimited number of shares of beneficial interest, $.001 par value shares authorized)
Net Assets		$ 28,422,256	48,661,955	$ 77,084,211
Shares outstanding		1,132,086	1,937,565	3,069,651
Net asset value, offering price and redemption
price per share		$ 25.11		$ 25.11

Maximum offering price per share (net asset value
plus maximum sales charge)		$ 26.64		$ 26.64

Dreyfus Premier Small Cap Equity Fund, Class B Shares (unlimited number of shares of beneficial interest, $.001 par value shares authorized)
Net Assets		$ 1,892,119	9,973,796	$ 11,865,915
Shares outstanding		79,077	416,790	495,867
Net asset value, offering price and redemption
price per share		$ 23.93		$ 23.93

Dreyfus Premier Small Cap Equity Fund, Class C Shares (unlimited number of shares of beneficial interest, $.001 par value shares authorized)
Net Assets		$ 6,905,528	12,776,121	$ 19,681,649
Shares outstanding		288,617	533,896	822,513
Net asset value, offering price and redemption
price per share		$ 23.93		$ 23.93

Dreyfus Premier Small Cap Equity Fund, Class I Shares (unlimited number of shares of beneficial interest, $.001 par value shares authorized)
Net Assets		$ 14,747,465	7,520,328	$ 22,267,793
Shares outstanding		578,657	295,048	873,705
Net asset value, offering price and redemption
price per share		$ 25.49		$ 25.49

Dreyfus Premier Small Cap Equity Fund, Class T Shares (unlimited number of shares of beneficial interest, $.001 par value shares authorized)
Net Assets		$ 546,557	1,528,829	$ 2,075,386
Shares outstanding		22,230	62,175	84,405
Net asset value, offering price and redemption
price per share		$ 24.59		$ 24.59

Maximum offering price per share (net asset value
plus maximum sales charge)		$ 25.75		$ 25.75

* Investments in securities, at cost
Unaffiliated issuers	$ 82,432,118	$ 53,350,677		$ 135,782,795
Affiliated issuers	$ 30,811,999	$ 11,992,116		$ 42,804,115

**Adjustment to reflect the exchange of shares outstanding from Dreyfus Premier Future Leaders Fund to Dreyfus Premier Small Cap Equity Fund.

See notes to unaudited pro forma financial statements.

Pro Forma Statement of Operations
For the Twelve Months Ended March 31, 2008 (Unaudited)
						Dreyfus Premier
						Small Cap Equity
						Fund
		Dreyfus Premier	Dreyfus Premier			Pro Forma
		Future Leaders	Small Cap Equity			Combined
		Fund	Fund	Adjustments		(Note 1)

INVESTMENT INCOME:

INCOME:	Cash Dividends (net of $5,061 and $0 foreign taxes withheld at source, respectively) :
	Unaffiliated issuers	$ 1,572,185	$ 999,587	$		$ 2,571,772
	Affiliated issuers	36,463	110,248			146,711
	Income from securities lending	179,173	72,372			251,545
	Interest	-	688			688
	Total Income	1,787,821	1,182,895			2,970,716

EXPENSES:	Investment advisory fee	1,118,474	539,988	(124,275)	(a)	1,534,187
	Administration fees	-	67,682	124,275	(a)	191,957
	Distribution fees	356,150	74,157			430,307
	Shareholder servicing costs	571,290	261,370	(75,000)	(a)	757,660
	Professional fees	47,323	47,043	(40,000)	(a)	54,366
	Prospectus and shareholders' reports	24,973	40,734	(10,000)	(a)	55,707
	Directors' fees and expenses	7,686	11,316	(2,500)	(a)	16,502
	Registration fees	33,813	54,734	(30,000)	(a)	58,547
	Custodian fees	15,774	5,318	(7,500)	(a)	13,592
	Loan commitment fees	-	352			352
	Interest expense	26,598	105			26,703
	Miscellaneous	13,350	2,696	(5,000)	(a)	11,046
	Total Expenses	2,215,431	1,105,495	(170,000)		3,150,926

	Less - reduction in expenses due to undertaking	-	(64,030)			(64,030)
	Less - reduction in custody fees due to earnings credits	-	(1,930)	-		(1,930)
	Net Expenses	2,215,431	1,039,535	(170,000)		3,084,966

INVESTMENT INCOME - NET		(427,610)	143,360	170,000		(114,250)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments	5,091,992	(1,156,454)			3,935,538
	Net unrealized appreciation (depreciation) on investments	(29,423,425)	(8,987,074)			(38,410,499)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		(24,331,433)	(10,143,528)			(34,474,961)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS :		$ (24,759,043)	$ (10,000,168)	$ 170,000		$ (34,589,211)

(a) Reflects the anticipated savings as a result of the merger.

See notes to unaudited pro forma financial statements.

Dreyfus Premier Small Cap Equity Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Basis of Combination:

At a meeting held on _______, 2008, the Board of Trustees of Dreyfus Premier Stock Funds, on behalf of Dreyfus Premier Small Cap Equity Fund (the "Acquiring Fund"), and at a meeting held on _______, 2008, the Board of Directors of Advantage Funds, Inc., on behalf of Dreyfus Premier Future Leaders Fund (the "Fund"), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund. Fund shareholders will receive shares of the corresponding class of shares of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on March 31, 2008. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended March 31, 2008. These statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year end is September 30 for the Acquiring Fund and August 31 for the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on March 31, 2008. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2—Portfolio Valuation:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

NOTE 3—Capital Shares:

            The pro forma number of shares that would be issued was calculated by dividing the net assets of the Fund's Class A, Class B, Class C, Class I and Class T shares on March 31, 2008 by the net asset value per share of Class A, Class B, Class C, Class I and Class T shares, respectively, of the Acquiring Fund on March 31, 2008.

NOTE 4—Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on April 1, 2007. The Dreyfus Corporation will bear the costs of the Exchange.

NOTE 5—Federal Income Taxes:

Each fund has qualified as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

NOTE 6—Bank Line of Credit:

Dreyfus Premier Small Cap Equity Fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

Dreyfus Premier Future Leaders Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

DREYFUS PREMIER STOCK FUNDS

PART C

OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”), filed January 28, 2008 (File No. 333-100610).

Item 16	Exhibits.
(1)	Registrant’s Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of Pre-Effective Amendment No. 1 to the Registration Statement, filed January 23, 2003.

(2)	Registrant’s Amended By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 6 to the Registration Statement, filed January 26, 2007.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Investment Advisory Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 8 to the Registration Statement, filed July 27, 2007.

(6)(b)	Administration Agreement is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 4 to the Registration Statement, filed January 27, 2006.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 4 to the Registration Statement, filed on January 27, 2006.

(8)	Not Applicable.

(9)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit (g) of Pre-Effective Amendment No. 2 to the Registration Statement, filed on January 29, 2003.

(10)(a)	Shareholder Services Plan is incorporated by reference to Exhibit (h)(4) of Pre-Effective Amendment No. 2 to the Registration Statement, filed on January 29, 2003.

(10)(b)	Rule 12b-1 Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 3 to the Registration Statement, filed on January 28, 2005.

(10)(c)	Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 3 to the Registration Statement, filed on January 28, 2005.

(11)	Opinion and Consent of Registrant’s counsel.*

(12)	Opinion and Consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Forms of Proxy.*

(17)(b)

The Prospectus and Statement of Additional Information of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed January 28, 2008 (File No. 333-100610).

________________________
*	Filed herein or herewith.
**	To be filed by Post-Effective Amendment.
***	Filed as part of signature page.

Item 17	Undertakings.

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 2nd day of July, 2008.

DREYFUS PREMIER STOCK FUNDS

By: /s/ J. David Officer
J. David Officer, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints James Windels, Michael A. Rosenberg, Janette E. Farragher, Robert R. Mullery, Jeff Prusnofsky, James Bitetto and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ J. David Officer J. David Officer	President (Principal Executive Officer)	July 2, 2008

/s/ James Windels James Windels	Treasurer (Principal Financial Officer)	July 2, 2008

/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	July 2, 2008

/s/ David W. Burke David W. Burke	Board Member	July 2, 2008

/s/ William Hodding Carter, III William Hodding Carter, III	Board Member	July 2, 2008

/s/ Gordon Davis Gordon Davis	Board Member	July 2, 2008

/s/ Joni Evans Joni Evans	Board Member	July 2, 2008

/s/ Ehud Houminer Ehud Houminer	Board Member	July 2, 2008

/s/ Richard C. Leone Richard C. Leone	Board Member	July 2, 2008

/s/ Hans C. Mautner Hans C. Mautner	Board Member	July 2, 2008

/s/ Robin A. Melvin Robin A. Melvin	Board Member	July 2, 2008

/s/ Burton Wallack Burton Wallack	Board Member	July 2, 2008

/s/ John E. Zuccotti John E. Zuccotti	Board Member	July 2, 2008

Exhibit Index
(11) Opinion and Consent of Registrant’s counsel
(14) Consent of Independent Registered Public Accounting Firm